Exhibit 99.1

Corporate Overview May 2006

Safe Harbor for Forward-Looking Statements

Information contained in this presentation and discussed in today’s meetings includes forward-looking statements and management’s estimation regarding the numbers for the first quarter ended March 31, 2006. These statements represent SumTotal Systems’ expectations or beliefs concerning its results and future events, and include statements, among others, regarding its financial guidance regarding estimated GAAP and non-GAAP revenue, loss, profitability, backlog, expenses, charges related to stock-based compensation, amortization of intangibles, revenue adjustments and results of adopting SFAS No. 123R; continued growth in deferred revenue balance and pipeline; the company’s competitive position, including its market share and leadership position; the company’s ability to execute; and the company’s product leadership. These statements are not historical facts or guarantees of future performance or events; are based on current expectations, estimates, beliefs, assumptions, goals and objectives; and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements. Additional factors that could cause actual results to differ include, but are not limited to, (i) the ability to successfully expand product distribution and service offerings and increase market share; (ii) failure to maintain or increase quarterly bookings or revenue or reduce expense levels; (iii) unanticipated changes to the company’s estimated charges related to stock-based compensation, amortization of intangibles, revenue adjustments and results of adopting SFAS No. 123R; (iv) failure to comply with the covenants in the company’s credit facility that could result in a default, thereby causing a foreclosure or sale of our assets; (v) the acceptance of SumTotal Enterprise Suite 7.2 and future product offerings; (vi) the ability to successfully implement the company’s solutions; (vii) significant current and expected additional competition causing, among other things, pricing pressure; (viii) future litigation that may result in additional expenses, potential adverse judgments or injunctions enjoining the shipment of the company’s products; (ix) the ability to attract and retain highly qualified employees, and the risk of losing employees; (x) the inability to fix in a timely fashion unanticipated bugs, errors or defects that materially impact the functionality or usability of our product line, or unanticipated problems in customer upgrades to the new product line; (xi) other market conditions that include risks and uncertainties such as risks associated with financial, economic, political, terrorist activity and other uncertainties; and (xii) other events and other important factors disclosed previously and from time to time in SumTotal Systems’ filings with the Securities and Exchange Commission (“SEC”), including the company’s annual report on Form 10-K and other reports filed with the SEC. SumTotal Systems assumes no obligation to update the information contained in this presentation or discussed in today’s meetings.

Page 2 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Investment Highlights

Strong, growing market in learning and talent management

SumTotal is well-positioned as leader – largest company

Solid execution on bottom-line results

Current profile: $100M revenue, $10M earnings

Current Enterprise Value: < 1x revenue, < 10x projected earnings

Significant growth opportunities

Customer base

New markets/channels

Adjacent talent management markets

Summary

Page 3 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Environmental Factors Driving Opportunity

Issues and trends facing the G2000.

Business results, not training – Mission Critical

Baby Boom retiring – Turnover rates

Interlinked “ecosystems” of suppliers, producers and customers

Globalization – Workforce distribution

Shorter product lifecycles

Increased focus on compliance

…require solutions with a common theme

Increase organizational productivity and effectiveness through more strategic management of talent and performance across the entire value chain

Page 4 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Market Growth

LMS Market $1.0 $0.9 $0.8 $0.7 $0.6 $0.5 $0.4 $0.3 $0.2 $0.1 $0.0 $ Billion

CAGR 18%

2005 2006 2007 2008

Talent Management

(including Recruiting, Performance, Learning and Incentive Management) $2.20 $2.00 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $ Billion

CAGR 17%

2005 2006 2007 2008

Source: IDC; Yankee Group

Page 5 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Mission Critical

CEO’s “5 Point Ethics Program” for 350,000 employees worldwide

“#2 Most Used Application (behind email)”—CTO

Most active website within the company; 60 million page hits per year

NCR University

Page 6 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Investment Highlights

Strong, growing market in learning and talent management

SumTotal is well-positioned as leader – largest company

Solid execution on bottom-line results

Current profile: $100M revenue, $10M earnings

Current Enterprise Value: < 1x revenue, < 10x projected earnings

Significant growth opportunities

Customer base

New markets/channels

Adjacent talent management markets

Summary

Page 7 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

SumTotal Background

Leader in emerging mission critical space

The largest provider of learning and business performance technologies and services

NASDAQ: SUMT

Formed by merger of Docent (DCNT) and Click2learn (CLKS) in March, 2004

Acquisition of Pathlore Software in October 2005

Global Company

Headquarters in Mountain View, California

U.S. offices in Seattle, Chicago, Columbus and Rochester

International offices in Australia, France, Germany, Hong Kong, India, Japan, Singapore and the United Kingdom

630 employees

Financial leader

Profitable on a pro forma basis $100+ million annual revenue run rate

Cash flow positive

Page 8 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

What We Do

SumTotal Systems Incorporated provides an application platform & associated services that help organizations manage and deploy mission-critical information, skills, and knowledge across all business processes

Essentially, the “operating and ERP system” for learning and performance

The SumTotal Enterprise Suite is an integrated suite of eight business performance management applications delivering end-to-end capabilities that improve employee proficiency, extended enterprise productivity and bottom-line results for the organization

TotalLMS™ complete learning management

TotalLCMS™ content management and creation

TotalVCS™ live training

TotalDashboard™ predictive analytics application

TotalPerformance™ performance management application

TotalAccess™ offline/mobile learning application

TotalInformation™ info management application

TotalCollaboration™ collaboration portal

Page 9 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

LMS Market Share by Total Revenue

SumTotal market share is ~45% greater than the #2 player and nearly 3 times the #3 player

20% 15% 10% 5% 0%

SUMT

Saba

Plateau

Oracle

GeoL

SAP

Learn.co

KnowPl

Meridian

TEDS

Vuept

WBT

Cornerst

Gen21

Geomtrx

NetDimen

RISC

Others

Source: Bersin & Associates,

Learning Management Systems 2006

Page 10 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Our Customers

Manufacturing Financial Services High Tech & Telco Energy & Resources Life Sciences Retail

Customer & Channel Education

Product Launch & Sales Effectiveness

Compliance & Certification

Corporate University

New Sales Hire

Page 11 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Magic Quadrant for Learning Management Systems, 2005

Challengers Leaders

Ability To Execute

SumTotal Systems

Plateau Systems

Oracle

IBM

Saba

Pathlore Software

Intellinex

WBT Systems

Learn.com

SAP

Cornerstone OnDemand

Outstart

Siebel Systems

Meridian KSI

Open Text

Vuepoint

Niche Players Visionaries

Completeness of Vision

Source:

Gartner (October 2005)

Page 12 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

SumTotal Differentiators

Industry’s innovation leader

Created industry’s first web-based Learning Management System (LMS), Learning Content Management System (LCMS) and Suite

Invented several industry concepts & terms (i.e. “domains”)

Leading architecture and functionality

Largest and most stable company – Customer Support

~45% larger than next nearest competitor

1500 enterprise customers / peer group

60% of Fortune 100

17 million users worldwide

Broad vision for market beyond Talent Management

Oriented around Business Results

Key applications for extended enterprise and management dashboards

Page 13 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Investment Highlights

Strong, growing market in learning and talent management

SumTotal is well-positioned as leader – largest company

Solid execution on bottom-line results

Current profile: $100M revenue, $10M earnings

Current Enterprise Value: < 1x revenue, < 10x projected earnings

Significant growth opportunities

Customer base

New markets/channels

Adjacent talent management markets

Summary

Page 14 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Annual Revenue Trend (Non-GAAP Basis) $ Millions $120.0 $100.0 $80.0 $60.0 $40.0 $20.0 $0.0 $59.7

2003 $65.6

2004 $78.4

2005 $104.2

2006E

CAGR = 20%

Page 15 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Quarterly Revenue Trend (Non-GAAP Basis) $ Millions $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 $13.8 $17.0 $26.3

Q1 $16.1 $16.0

Q2 $16.2 $18.5

Q3 $19.5 $26.9

Q4

2004

2005

2006

Page 16 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Quarterly Net Income (Non-GAAP Basis) $ Millions $3.0 $2.0 $1.0 $0.0

($1.0)

($2.0)

($3.0)

($4.0)

($5.0)

($6.0)

($7.0)

($6.1)

($0.7) $0.9

Q1

($0.2)

($2.4)

Q2 $0.4 $1.2

Q3 $0.5 $2.5

Q4

2004

2005

2004

Page 17 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Non-GAAP Financial Model

FY 05 Quarterly Average Q1 FY 05 Actual FY 06 Quarterly Model (at $100M Annual Revenue Run Rate)

Revenue $19.6 100% $26.3 100% $25.0 100%

Gross Margin $13.6 69% $17.7 67% $17.5 70%

Operating Expenses $13.3 68% $16.4 62% $15.0 60%

Operating Income $0.3 1% $1.3 5% $3.0 12%

Net Income $0.1 < 1% $0.9 4% $2.5 10%

Recurring Revenue as %

Hosting 40%+ 45% 45%+

Maintenance

Term Licenses

Page 18 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Balance Sheet/Cash Flow ($ million)

March 31, 2006 December 31, 2005

Cash & Short Term Investments $17.8 $19.1

Receivables $20.7 $25.2

Days Sales Outstanding* 71 84

Deferred Revenue ($26.4) ($26.7)

Debt ($16.9) ($18.0)

Net Cash from Operating Activities $2.5 ** $1.5

* Based on Non-GAAP Revenue

** Annualized

Page 19 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Investment Highlights

Strong, growing market in learning and talent management

SumTotal is well-positioned as leader – largest company

Solid execution on bottom-line results

Current profile: $100M revenue, $10M earnings

Current Enterprise Value: < 1x revenue, < 10x projected earnings

Significant growth opportunities

Customer base

New markets/channels

Adjacent talent management markets

Summary

Page 20 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Broad Reach Has Created a Unique Customer Asset

18 16 14 12 10 8 6 4 2 0

Licensed Users (millions)

SUMT

SABA

SAS

SEBL

Sales Force.com

Source: Company Press Releases; Company Analysis

Page 21 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Industry Leading Alliances and Channels

Human Resource

Outsourcing Systems Integrators Technology Content

Page 22 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Unique Platform for Growth in Talent Management

Web Services / Portal / Reporting and Analytics

Content Management

Knowledge Management

Recruitment Management

($660M)

20%

Performance Management

($180M)

25%

Learning Management

($545M)

17%

Compensation Management

($290M)

12%

Competency Management

Integration and Data Platform

Sources: Yankee Group, Gartner Group 2005 Market Size and 3 Year CAGR

Page 23 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Investment Highlights

Strong, growing market in learning and talent management

SumTotal is well-positioned as leader – largest company

Solid execution on bottom-line results

Current profile: $100M revenue, $10M earnings

Current Enterprise Value: < 1x revenue, < 10x projected earnings

Significant growth opportunities

Customer base

New markets/channels

Adjacent talent management markets

Summary

Page 24 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

2006 Focus - Execution

Deliver Financial Excellence

Revenue growth

Profits

Operating cash flow

Deliver Operational Excellence

High Customer Satisfaction

Continued sales and migration to SumTotal Enterprise Suite 7.1

Successful build and launch of next product release

Expand Business Scope to Adjacent Markets Within Talent Management

Via acquisition

Via internal creation of industry-leading products

Create Significant Shareholder Value

Page 25 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Investment Highlights

Strong, growing market in learning and talent management

SumTotal is well-positioned as leader – largest company

Solid execution on bottom-line results

Current profile: $100M revenue, $10M earnings

Current Enterprise Value: < 1x revenue, < 10x projected earnings

Significant growth opportunities

Customer base

New markets/channels

Adjacent talent management markets

Page 26 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Further Questions

Neil Laird CFO

SumTotal Systems, Inc. 650-934-9525 nlaird@sumtotalsystems.com

Page 27 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Annual Revenue Trend (GAAP Basis) $ Millions $100.0 $90.0 $80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 $29.5

2003 $55.2

2004 $75.0

2005 $100.0

2006E

CAGR = 50%

Page 29 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Quarterly Revenue Trend (GAAP Basis) $ Millions $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 $7.1 $16.7 $24.3

Q1 $14.1 $15.9

Q2 $15.3 $18.4

Q3 $18.7 $23.9

Q4

2004

2005

2006

Page 30 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Quarterly Net Income (GAAP Basis) $ Millions $1.0 $0.0

($1.0)

($2.0)

($3.0)

($4.0)

($5.0)

($6.0)

($7.0)

($8.0)

($9.0)

($7.8)

($2.6)

($4.4)

Q1

($4.1)

($3.4)

Q2

($2.2) $0.1

Q3

($1.9)

($5.3)

Q4

2004 2005 2006

Page 31 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL

Non-GAAP to GAAP Trend

2003 2004 2005 2006

Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Total

Non GAAP Revenue 59.7 13.8 16.1 16.2 19.5 65.6 17.0 16.0 18.5 26.9 78.4 26.3 104.2

Preacquisition Docent revenue (30.2) (5.8) (5.8)

Deferred revenue write-off (0.9) (2.0) (0.9) (0.8) (4.6) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (4.2)

GAAP Revenue 29.5 7.1 14.1 15.3 18.7 55.2 16.7 15.9 18.4 23.9 75.0 24.3 100.0

Non GAAP Net Income (6.1) (0.2) 0.4 0.5 (5.4) (0.7) (2.4) 1.2 2.5 0.6 0.9 10.0

Preacquisition Docent loss 2.9

Deferred revenue/cost write-off (0.9) (2.0) (0.9) (0.7) (4.5) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (4.2)

Amortization of intangibles (0.6) (1.4) (1.5) (1.4) (4.9) (1.4) (0.7) (0.7) (1.5) (4.3) (2.3) (8.7)

Stock based comp (0.9) (0.3) (0.2) (0.3) (1.7) (0.2) (0.2) (0.3) (0.3) (1.0) (1.0) (4.0)

Restructuring (0.9) (0.2) (1.1) (0.3) (0.3)

In Process R & D (1.3) (1.3)

Litigation settlement 0.0 (2.7) (2.7)

GAAP Net Income (7.8) (4.1) (2.2) (1.9) (18.9) (2.6) (3.4) 0.1 (5.3) (11.1) (4.4) (6.9)

Page 32 - May 12, 2006 – PROPRIETARY AND CONFIDENTIAL